Cash and cash equivalents	12 Months Ended
Dec. 31, 2022
Cash and cash equivalents [abstract]
Cash and cash equivalents	Cash and cash equivalents
Cash includes cash-at-bank, cash in hand, and deposits held at call with banks. Cash equivalents include short-term bank deposits and medium-term notes that can be assigned or sold on very short notice and are subject to insignificant risk of changes in value in response to fluctuations in interest rates with a maximum maturity of three months.

€ in thousand	As at December 31,
	2022	2021
Cash in hand	3	3
Cash at bank	286,530	346,639
Short-term bank deposits (maximum maturity of 3 months)	—	—
Restricted cash	2,898	44
CASH AND CASH EQUIVALENTS	289,430	346,686
As at December 31, 2022, the restricted cash mainly consisted of a locked bank account for a bank guarantee provided to IDT as security for a payment relating to the settlement agreement announced in September 2022. As a result of a payment made in February 2023, this restriction has been removed. As at December 31, 2021, the restricted cash was a Certificate of Deposit with restricted limited access to secure the credit limit for the Company’s commercial card. In 2021 and for part of 2022, the minimum liquidity requirement for the Group according to the debt financing agreement with U.S. healthcare funds Deerfield and OrbiMed (see Note 5.24.1) was €50.0 million. Following an amendment to this agreement in April 2022, the minimum liquidity requirement is €35.0 million.